CONVERTIBLE SENIOR NOTES, NET (Schedule of Net Carrying Amount of Liability and Equity Components of Notes) (Details) - Convertible Senior Note [Member] - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Nov. 30, 2019
Net carrying amount of the liability and equity components:
Principal amount	$ 575,000	$ 575,000	$ 500,000
Unamortized discount	(62,356)	(77,287)
Unamortized issuance costs	(10,342)	(12,594)
Net carrying amount	502,302	485,119
Equity component, net of issuance costs of $2,046 and deferred taxes of $11,022	$ 65,932	$ 65,932